              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1997-1 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1997-1
                       AGREEMENT DATED FEBRUARY 27, 1997

                      SERVICER'S MONTHLY REMITTANCE REPORT

-----------------------------------------------------------------------------------------------------------
                                        Principal      Current       Principal     Principal
                       Original       Balance Before     Pass       Remittance       Carry       Interest
      Class           Face Value       Distribution    Through   (Including Turbo)  Forward     Remittance
-----------------------------------------------------------------------------------------------------------
       A-1            139,980,000.00  132,927,900.08        6.05%    5,635,162.84        0.00    670,178.16
       A-2             64,680,000.00   64,680,000.00        6.28%            0.00        0.00    338,492.00
       A-3             65,160,000.00   65,160,000.00        6.45%            0.00        0.00    350,235.00
       A-4             49,750,000.00   49,750,000.00        6.60%            0.00        0.00    273,625.00
       A-5             49,170,000.00   49,170,000.00        6.70%            0.00        0.00    274,532.50
       A-6             93,110,000.00   93,110,000.00        6.95%            0.00        0.00    539,262.08
       A-7             61,330,000.00   61,330,000.00        7.16%            0.00        0.00    365,935.67
       A-8             37,570,000.00   37,570,000.00        7.33%            0.00        0.00    229,490.08
   Certificates        39,250,000.00   39,250,000.00        7.64%            0.00        0.00    249,891.67
        R                       0.00    4,502,053.85                         0.00        0.00          0.00
-----------------------------------------------------------------------------------------------------------
      Totals          600,000,000.00  597,449,953.93                 5,635,162.84              3,291,642.16
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                     Interest
                      Carry        Total        Over     Allocated     Ending          Pool
      Class          Forward   Distribution  Collateral.   Losses      Balance        Factor
-----------------------------------------------------------------------------------------------
       A-1                0.00 6,305,341.00         0.00      0.00  127,292,737.24   90.936375%
       A-2                0.00   338,492.00         0.00      0.00   64,680,000.00  100.000000%
       A-3                0.00   350,235.00         0.00      0.00   65,160,000.00  100.000000%
       A-4                0.00   273,625.00         0.00      0.00   49,750,000.00  100.000000%
       A-5                0.00   274,532.50         0.00      0.00   49,170,000.00  100.000000%
       A-6                0.00   539,262.08         0.00      0.00   93,110,000.00  100.000000%
       A-7                0.00   365,935.67         0.00      0.00   61,330,000.00  100.000000%
       A-8                0.00   229,490.08         0.00      0.00   37,570,000.00  100.000000%
   Certificates           0.00   249,891.67         0.00      0.00   39,250,000.00  100.000000%
        R                 0.00         0.00 3,627,126.37      0.00    8,129,180.22    0.000000%
-----------------------------------------------------------------------------------------------
      Totals                   8,926,805.00                         595,441,917.46
-----------------------------------------------------------------------------------------------

AMOUNTS PER 1,000                       Principal
                                      Balance Before  Principal      Interest        Total         End
      CLASS              CUSIP         Distribution   Remittance    Remittance    Distribution   Balance
-----------------------------------------------------------------------------------------------------------
       A-1             337925AU5          949.620661   40.256914         4.787671   45.044585    909.363747
       A-2             337925AV3         1000.000000    0.000000         5.233333    5.233333   1000.000000
       A-3             337925AW1         1000.000000    0.000000         5.375000    5.375000   1000.000000
       A-4             337925AX9         1000.000000    0.000000         5.500000    5.500000   1000.000000
       A-5             337925AY7         1000.000000    0.000000         5.583333    5.583333   1000.000000
       A-6             337925AZ4         1000.000000    0.000000         5.791667    5.791667   1000.000000
       A-7             337925BA8         1000.000000    0.000000         5.966667    5.966667   1000.000000
       A-8             337925BB6         1000.000000    0.000000         6.108333    6.108333   1000.000000
   Certificates        337925BC4         1000.000000    0.000000         6.366667    6.366667   1000.000000



             Determination Date                  May 5, 1997
             Distribution Date                   May 12, 1997

             Original weighted average securities rate =    6.65%
             Current weighted average securities rate =     6.66%

              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1997-1 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1997-1
                       AGREEMENT DATED FEBRUARY 27, 1997

                     SERVICER'S MONTHLY REMITTANCE REPORT
-------------------------------------------------------------------------------

COLLECTIONS ON THE MORTGAGE LOANS:

                                                          Interest       Principal           Total
                                                          --------       ---------           -----
Scheduled Monthly Payments                            5,296,638.07      716,725.17    6,013,363.24
Recovery of Delinquent Scheduled Payments               856,432.38      169,566.17    1,025,998.55
Principal Prepayments                                   616,219.56    1,120,359.36    1,736,578.92
FHA Claims                                                    0.00            0.00            0.00
Foreclosure Collections                                       0.00            0.00            0.00

Total Collections on Mortgage Loans                   6,769,290.01    2,006,650.70    8,775,940.71

Prefunding Account Deposit                                    0.00        1,385.77        1,385.77
Collection Account Earnings                              16,617.88            0.00       16,617.88
Note Distribution Account Earnings                        2,997.45            0.00        2,997.45
Capitalized Interest Release                            586,322.06            0.00      586,322.06

Available Collection Amounts                          7,375,227.40    2,008,036.47    9,383,263.87

FEES:

Servicing Fee                                                                           304,999.48
Trustee Fee                                                                               1,991.50
Custodian Fee                                                                             5,974.50
Guaranty Insurance                                                                      143,493.39
Owner Trustee Fee                                                                             0.00

Total Fees:                                                                             456,458.87

OVERCOLLATERALIZATION INFORMATION: *

Original Overcollateralization Amount                                                         0.00
Current Overcollateralization Amount                                                  8,129,180.22
Interim Required Overcollaterlization Amount                                         23,999,944.55
Required Overcollaterlization Amount                                                 44,999,896.07
Current Credit Support Multiple                                                               1.00
Is Due Period a Step Down Date?                                                                 No

RESERVE ACCOUNT INFORMATION

Original Reserve Account Deposit                                                     14,019,276.18
Current Reserve Fund Balance                                                         20,999,951.52
Reserve Fund Requirement                                                             20,999,951.52

AMOUNT IN PREFUNDING ACCOUNT:                                                                 0.00

CAPITAL ACCOUNT INFORMATION:
Amount  Remaining in Capitalized  Interest Account                                            0.00
Amount to be Disbursed from Capitalized Interest Account to Note Distribution Account   586,322.06

COLLATERAL INFORMATION:
Beginning Weighted Average Remaining Maturity                                                  232
Ending Weighted Average Remaining Maturity                                                     231
Beginning Weighted Average Coupon                                                           14.100%
Ending Weighted Average Coupon                                                              14.110%
Beginning Number of Loans                                                                   15,983
Ending Number of Loans                                                                      19,562
Beginning Unpaid Principle Balance of Home Loans                                    487,999,163.35
Ending Unpaid Principle Balance of Home Loans                                       595,441,917.46
Loans Paid in Full                                                                               0

DELINQUENCIES:
                                                            #            $             % of $
                                                            -            -             ------
30-59 Days                                                  91      2,686,878.00       0.5506%
60-89 Days                                                  35      1,158,955.00       0.2375%
Over 90                                                     14        540,036.00       0.1107%
Total                                                      140      4,385,869.00       0.8987%

LIQUIDATED LOANS:
                                                       Principal       Interest
                                                       ---------       --------
Liquidation Proceeds                                      0.00            0.00
Write-Offs                                                0.00            0.00
Net Losses                                                0.00            0.00

 * Assumes entire prefunded account is used to purchase home loans

RESERVE ACCOUNT:

Beginning balance                                                        17,169,222.35
Current deposits                                                          3,830,729.17
Current earnings                                                             72,341.45
Withdraw of excess reserve account amount to residual interest holders       72,341.45
Ending balance                                                           20,999,951.52


CAPITALIZED INTEREST:
---------------------

Beginning balance:                                                        1,160,720.26
Capitalized interest acct requirement (projected interest shortfall)              0.00


Less amount to be released to residual interest                           1,026,643.94
Holder on March 10 pursuant to section 5.04(d)

Less amount to be distributed to note distribution                          586,322.06
Account on March 6 required by section 5.04(a)

Plus      Account earnings posted in due period                               6,040.08
          Prefunding account earnings posted in due period                  446,205.66

Ending balance on distribution date                                               0.00


PREFUNDING ACCOUNT:
-------------------

Beginning balance                                                       109,450,790.58

Less draw for first funding                                             109,449,404.81

Less amount to be distributed to note distribution                            1,385.77
Account required by section 5.03 (c)

Less amount to be distributed to certificate distribution                         0.00
Account required by section 5.03 (c)

Ending balance                                                                    0.00

BACKUP CALCULATIONS:

DEPOSIT TO NOTE DISTRIBUTION ACCOUNT:

Principal and Interest                                      8,775,940.71
Cap Interest Release                                          586,322.06
Guaranteed Payment                                                   0.00
Reserve Account Withdrawals                                         0.00
Prefunding Account Deposit                                      1,385.77
Collection Account Withdrawals/Collection Account Earnings     16,617.88
Total Deposits                                              9,380,266.42
Note Distribution Account earnings                              2,997.45
Note Distribution Account balance                           9,383,263.87

WITHDRAWS FROM NOTE DISTRIBUTION ACCOUNT:

To The Note Distribution Account for Disbursement on Distribution Date Pursuant to Sections
5.01(c) paragraphs (i) to (iv)

                                                                         Remaining Balance
                                                                         -----------------
                                              Servicing Fee   304,999.48      9,078,264.39
                                 Guaranty Insurance Premium   143,493.39      8,934,771.00
                                      Indenture Trustee Fee     1,991.50      8,932,779.50
                                          Owner Trustee Fee         0.00      8,932,779.50
                                              Custodian Fee     5,974.50      8,926,805.00
                  Noteholders Interest Distributable Amount 3,041,750.49      5,885,054.51
                     Regular Principal Distributable Amount 2,008,036.47      3,877,018.04
           Excess Spread to Class A-1 note as a part of the 3,627,126.37        249,891.67
         Noteholders Monthly Principal distributable Amount

To the Certificate Distribution Account for Disbursement pursuant to section 5.06 on the distribution date.

            Certificateholder Interest Distributable Amount   249,891.67              0.00
           Certificateholder Principal Distributable Amount         0.00              0.00
                    Securities Insurer Reimbursement Amount         0.00              0.00
                     Overcollateralization Reduction Amount         0.00              0.00
                               Reimbursed Servicing Advances         0.00              0.00